Oaktree Announces Certain Changes to Non-GAAP Measures
for the First Quarter of 2018

LOS ANGELES, CA. April 16, 2018 – Oaktree Capital Group, LLC (NYSE: OAK) (“Oaktree”) today announced certain changes to its non-GAAP measures. Beginning with the quarter ended March 31, 2018, reported management fees and incentive income will reflect the portion of the net earnings from management fees and performance fees, respectively, attributable to Oaktree’s 20% ownership interest in DoubleLine Capital LP and its affiliates (collectively, “DoubleLine”). Such net earnings were previously reported as investment income.
Additionally, assets under management (“AUM”), management fee-generating AUM, incentive-creating AUM and incentives created (fund level) will reflect Oaktree’s pro-rata portion (based on our 20% ownership stake) of DoubleLine’s total AUM, management fee-generating AUM, incentive-creating AUM and performance fees, respectively.
The new presentation does not impact adjusted net income. However, fee-related earnings will now include Oaktree’s pro-rata portion of DoubleLine’s net earnings from management fees, and distributable earnings will reflect its pro-rata share of DoubleLine’s income instead of cash receipts.
Additionally, the impact of the recently enacted Tax Cuts and Jobs Act (the “Tax Act”), which resulted in the remeasurement of Oaktree’s deferred tax assets and tax receivable liability in the fourth quarter of 2017, will no longer be included in its non-GAAP measures. Oaktree believes that excluding the impact of the Tax Act is meaningful as it increases comparability between periods.
Dan Levin, Chief Financial Officer, said, “Since DoubleLine is an investment management company substantially like Oaktree, we believe the income we receive from it is comparable to our own income.  Thus the new, more transparent presentation better reflects the underlying nature of our economics and increases comparability with certain other public alternative asset managers.”
In order to assist investors and analysts in understanding the impact of the changes on first quarter 2018 financial results, which will be released on April 26, the information for full years 2016 and 2017 reflecting (i) the amounts as presented in Oaktree’s fourth quarter 2017 earnings press release, (ii) the adjustments, and (iii) the resulting adjusted amounts for adjusted net income, distributable earnings, fee-related earnings, AUM, management fee-generating AUM, incentive-creating AUM and incentives created (fund level) have been presented below and posted on the unitholder section of Oaktree’s website.
Conference Call
As previously announced, Oaktree will host a conference call to discuss its first quarter 2018 financial results on April 26, 2018 at 11:00 a.m. Eastern Time / 8:00 a.m. Pacific Time.  The conference call may be accessed by dialing (844) 824-3833 (U.S. callers) or +1 (412) 317-5102 (non-U.S. callers), participant password OAKTREE.  Alternatively, a live webcast of the conference call can be accessed through the Unitholders – Investor Relations section of the Oaktree website, http://ir.oaktreecapital.com/. For those individuals unable to listen to the live broadcast of the conference call, a replay will be available for 30 days on Oaktree’s website, or by dialing (877) 344-7529 (U.S. callers) or +1 (412) 317-0088 (non-U.S. callers), access code 10118691, beginning approximately one hour after the broadcast.

Contacts:

Investor Relations:	Press Relations:

Oaktree Capital Group, LLC	Sard Verbinnen & Co	Sard Verbinnen & Co
Andrea D. Williams	John Christiansen	Alyssa Linn
(213) 830-6483	(415) 618-8750	(310) 201-2040
investorrelations@oaktreecapital.com	jchristiansen@sardverb.com	alinn@sardverb.com
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which reflect the current views of Oaktree, with respect to, among other things, our future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity, including, but not limited to, changes in our anticipated revenue and income, which are inherently volatile; changes in the value of our investments; the pace of our raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of our existing funds; the amount and timing of distributions on our Class A units; changes in our operating or other expenses; the degree to which we encounter competition; and general political, economic and market conditions. The factors listed in the item captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 23, 2018, which is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations described in our forward-looking statements. Forward-looking statements speak only as of the date the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This release and its contents do not constitute and should not be construed as (a) a recommendation to buy, (b) an offer to buy or solicitation of an offer to buy, (c) an offer to sell or (d) advice in relation to, any securities of Oaktree or securities of any Oaktree investment fund.

Operating Metrics
The schedules below set forth (i) the amounts as presented in our fourth quarter 2017 earnings press release, (ii) the adjustments, and (iii) the resulting adjusted amounts for AUM, management fee-generating AUM, incentive-creating AUM and incentives created (fund level).
Assets Under Management

	As of December 31, 2016			As of December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in millions)

Closed-end funds	$60,104	$—	$60,104	$56,871	$—	$56,871
Open-end funds	35,105	—	35,105	35,441	—	35,441
Evergreen funds	5,295	—	5,295	7,916	—	7,916
DoubleLine (1)	—	20,297	20,297	—	23,702	23,702
Total	$100,504	$20,297	$120,801	$100,228	$23,702	$123,930

(1)	DoubleLine AUM reflects our pro-rata portion (based on our 20% ownership stake) of DoubleLine’s total AUM.

Management Fee-generating AUM

	As of December 31, 2016			As of December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in millions)
Closed-end funds:
Senior Loans	$7,504	$—	$7,504	$8,066	$—	$8,066
Other closed-end funds	32,990	—	32,990	30,779	—	30,779
Open-end funds	35,034	—	35,034	35,188	—	35,188
Evergreen funds	4,239	—	4,239	6,552	—	6,552
DoubleLine	—	20,297	20,297	—	23,702	23,702
Total	$79,767	$20,297	$100,064	$80,585	$23,702	$104,287

Incentive-creating AUM

	As of December 31, 2016			As of December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in millions)

Closed-end funds	$30,292	$—	$30,292	$27,322	$—	$27,322
Evergreen funds	3,335	—	3,335	5,383	—	5,383
DoubleLine	—	601	601	—	606	606
Total	$33,627	$601	$34,228	$32,705	$606	$33,311

Accrued Incentives (Fund Level) and Incentives Created (Fund Level)

	As of or for the Year Ended December 31, 2016			As of or for the Year Ended December 31, 2017
	Reported	Adjustments (1)	Adjusted	Reported	Adjustments (1)	Adjusted
	(in thousands)
Accrued Incentives (Fund Level):
Beginning balance	$1,585,217	$—	$1,585,217	$2,014,097	$—	$2,014,097
Incentives created (fund level):
Closed-end funds	746,349	—	746,349	588,220	—	588,220
Evergreen funds	37,683	—	37,683	49,246	—	49,246
DoubleLine	—	4,726	4,726	—	4,179	4,179
Total incentives created (fund level)	784,032	4,726	788,758	637,466	4,179	641,645
Less: incentive income recognized by us	(355,152)	(4,726)	(359,878)	(731,224)	(4,179)	(735,403)
Ending balance	$2,014,097	$—	$2,014,097	$1,920,339	$—	$1,920,339

(1)	Adjustments relate to the inclusion of our pro-rata portion of DoubleLine’s performance fees in incentives created (fund level) and incentive income.
Non-GAAP Results
The schedules below set forth (i) the amounts as presented in our fourth quarter 2017 earnings press release, (ii) the adjustments, and (iii) the resulting adjusted amounts for adjusted net income, fee-related earnings and distributable earnings.
Adjusted Net Income

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments (1)	Adjusted	Reported	Adjustments (1)	Adjusted
	(in thousands)
Adjusted revenues:
Management fees	$785,673	$61,405	$847,078	$747,261	$67,314	$814,575
Incentive income	355,152	4,726	359,878	731,224	4,179	735,403
Investment income	221,377	(66,131)	155,246	249,225	(71,493)	177,732
Total adjusted revenues	$1,362,202	$—	$1,362,202	$1,727,710	$—	$1,727,710

(1)
Adjustments relate to the reclassification of the portion of the net earnings from management fees and performance fees attributable to DoubleLine from investment income to management fees and incentive income, respectively.

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments (1)	Adjusted
	(in thousands, except per unit data)
Adjusted net income	$572,374	$—	$572,374	$701,100	$—	$701,100
Adjusted net income attributable to OCGH non-controlling interest	(340,718)	—	(340,718)	(412,593)	—	(412,593)
Non-Operating Group income (expense)	(1,176)	—	(1,176)	144,143	(145,064)	(921)
Income taxes-OCG	(39,756)	—	(39,756)	(210,949)	178,242	(32,707)
Adjusted net income-OCG	$190,724	$—	$190,724	$221,701	$33,178	$254,879
Adjusted net income per Class A unit	$3.05		$3.05	$3.46		$3.97
Weighted average number of Class A units outstanding	62,565		62,565	64,148		64,148

(1)	Adjustments are to exclude the impact of the Tax Act.
Fee-related Earnings

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments (1)	Adjusted	Reported	Adjustments (1)	Adjusted
	(in thousands, except per unit data)
Fee-related earnings	$255,863	$61,405	$317,268	$223,857	$67,314	$291,171
Fee-related earnings attributable to OCGH non-controlling interest	(152,347)	(36,567)	(188,914)	(131,622)	(39,587)	(171,209)
Non-Operating Group income (expense)	(1,051)	—	(1,051)	144,005	(145,064)	(1,059)
Fee-related earnings-OCG income taxes	(13,518)	(9,427)	(22,945)	(181,744)	165,350	(16,394)
Fee-related earnings-OCG	$88,947	$15,411	$104,358	$54,496	$48,013	$102,509
Fee-related earnings per Class A unit	$1.42		$1.67	$0.85		$1.60
Weighted average number of Class A units outstanding	62,565		62,565	64,148		64,148

(1)
Adjustments relate to the reclassification of the portion of the net earnings from management fees attributable to DoubleLine from investment income to management fees, and the resulting impact to non-controlling interests. The 2017 column also includes adjustments to exclude the impact of the Tax Act.

Distributable Earnings

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments (1)	Adjusted	Reported	Adjustments (1)	Adjusted
Distributable Earnings:	(in thousands, except per unit data)

Adjusted net income	$572,374	$—	$572,374	$701,100	$—	$701,100
Investment income	(221,377)	66,131	(155,246)	(249,225)	71,493	(177,732)
Receipts of investment income from funds	66,390	—	66,390	128,468	—	128,468
Receipts of investment income from companies	63,700	(63,700)	—	67,995	(67,995)	—
Equity-based compensation	50,098	—	50,098	53,639	—	53,639
Other (income) expense, net	—	—	—	21,962	—	21,962
Operating Group income taxes	(4,635)	—	(4,635)	(7,632)	—	(7,632)
Distributable earnings	526,550	2,431	528,981	716,307	3,498	719,805
Distributable earnings attributable to OCGH non-controlling interest	(313,534)	(1,465)	(314,999)	(421,401)	(2,093)	(423,494)
Non-Operating Group expenses	(1,176)	—	(1,176)	(921)	—	(921)
Distributable earnings-OCG income taxes	(11,939)	—	(11,939)	(5,394)	—	(5,394)
Tax receivable agreement	(20,469)	—	(20,469)	(21,608)	—	(21,608)
Distributable earnings-OCG	179,432	966	180,398	266,983	1,405	268,388
Distributable earnings per Class A unit	$2.87		$2.88	$4.16		$4.18
Weighted average number of Class A units outstanding	62,565		62,565	64,148		64,148

(1)	Adjustments reflect the inclusion in distributable earnings of our pro-rata share of DoubleLine’s income instead of cash receipts, and the resulting impact to non-controlling interests.

GLOSSARY
Accrued incentives (fund level) represents the incentive income that would be paid to us if the funds were liquidated at their reported values as of the date of the financial statements. Incentives created (fund level) refers to the gross amount of potential incentives generated by the funds during the period, and includes our pro-rata portion of performance fees attributable to our minority interest in DoubleLine earned in the period. We refer to the amount of accrued incentives recognized as revenue by us as incentive income. Amounts recognized by us as incentive income are no longer included in accrued incentives (fund level), the term we use for remaining fund-level accruals. Incentives created (fund level), incentive income and accrued incentives (fund level) are presented gross, without deduction for direct compensation expense that is owed to our investment professionals associated with the particular fund when we earn the incentive income. We call that charge “incentive income compensation expense.” Incentive income compensation expense varies by the investment strategy and vintage of the particular fund, among many factors.
Adjusted net income (“ANI”) is a measure of profitability for our investment management business. The components of revenues (“adjusted revenues”) and expenses (“adjusted expenses”) used in the determination of ANI do not give effect to the consolidation of the funds that we manage. Adjusted revenues include investment income (loss) that is classified in other income (loss) in the GAAP statements of operations. In addition, ANI excludes the effect of (a) non-cash equity-based compensation expense related to unit grants made before our initial public offering, (b) acquisition-related items, including amortization of intangibles and changes in the contingent consideration liability, (c) income taxes, (d) other income or expenses applicable to OCG or its Intermediate Holding Companies, and (e) the adjustment for non-controlling interests. Moreover, gains and losses resulting from foreign-currency transactions and hedging activities under GAAP are recognized as general and administrative expense whether realized or unrealized in the current period. For ANI, unrealized gains and losses from foreign-currency hedging activities are deferred until realized, at which time they are included in the same revenue or expense line item as the underlying exposure that was hedged, and foreign-currency transaction gains and losses are included in other income (expense), net. Incentive income and incentive income compensation expense are included in ANI when the underlying fund distributions are known or knowable as of the respective quarter end, which may be later than the time at which the same revenue or expense is included in the GAAP statements of operations, for which the revenue standard is probable that significant reversal will not occur and the expense standard is probable and reasonably estimable. CLO investments are carried at fair value for GAAP reporting, whereas for ANI, they are carried at amortized cost, subject to any impairment charges. Investment income on CLO investments is recognized in ANI when cash distributions are received. Cash distributions are allocated between income and return of capital based on the effective yield method. In periods prior to 2018, adjusted revenues and adjusted expenses reflected Oaktree’s proportionate economic interest in Highstar, whereby amounts received for contractually reimbursable costs from a legacy Highstar fund were classified as expenses for ANI and as other income under GAAP. The legacy Highstar fund stopped paying management fees in 2017. As a result, we will no longer be receiving such income. ANI is calculated at the Operating Group level.
Beginning with the first quarter of 2018, our reported management fees and incentive income have been adjusted to include the portion of the net earnings from management fees and performance fees, respectively, attributable to our minority equity interest in DoubleLine. Such net earnings were previously reported as investment income. All prior periods have been recast to reflect this change.
In the second quarter of 2017, the definition of ANI was modified with respect to third-party placement costs associated with closed-end funds and liability-classified EVUs to conform to the GAAP treatment. Under GAAP, placement costs are expensed as incurred and liability-classified EVUs are remeasured as of each reporting date. Previously for ANI, placement costs were capitalized and amortized in proportion to the associated management fee stream, and liability-classified EVUs were treated as equity-classified awards. All prior periods have been recast for to reflect these changes.
Adjusted net income–OCG, or adjusted net income per Class A unit, a non-GAAP performance measure, is calculated to provide Class A unitholders with a measure that shows the portion of ANI attributable to their ownership. Adjusted net income-OCG represents ANI including the effect of (a) the OCGH non-controlling interest, (b) other income or expenses, such as income tax expense, applicable to OCG or its Intermediate Holding Companies and (c) any Operating Group income taxes attributable to OCG. Two of our Intermediate Holding Companies incur federal and state income taxes for their shares of Operating Group income. Generally, those two corporate entities hold an interest in the Operating Group’s management fee-generating assets and a small portion of its incentive and investment income-generating assets. As a result, historically our fee-related earnings generally have been subject to corporate-level taxation, and most of our incentive income and other investment income generally has not been subject to corporate-level taxation. Thus, the blended effective income tax rate has generally tended to be higher to the extent that fee-related earnings represented a larger proportion of our ANI. Myriad other factors affect income tax expense and the effective income tax rate, and there can be no assurance that this historical relationship will continue going forward.
Assets under management (“AUM”) generally refers to the assets we manage and equals the net asset value (“NAV”) of the assets we manage, the leverage on which management fees are charged, the undrawn capital that we are entitled to call from investors in our funds pursuant to their capital commitments, and our pro-rata portion of AUM managed by DoubleLine in which we hold a minority ownership interest. For our CLOs, AUM represents the aggregate par value of collateral assets and principal cash, for our publicly-traded BDCs, gross assets (including assets acquired with leverage), net of cash, and for DoubleLine funds, NAV. Our AUM includes amounts for which we charge no management fees.

•
Management fee-generating assets under management (“management fee-generating AUM”) is a forward-looking metric and generally reflects the beginning AUM on which we will earn management fees in the following quarter, as well as our pro-rata portion of the fee basis of DoubleLine’s AUM. Our closed-end funds typically pay management fees based on committed capital, drawn capital or cost basis during the investment period, without regard to changes in NAV, and during the liquidation period on the lesser of (a) total funded capital or (b) the cost basis of assets remaining in the fund. The annual management fee rate generally remains unchanged from the investment period through the liquidation period. Our open-end and evergreen funds typically pay management fees based on their NAV, our CLOs pay management fees based on the aggregate par value of collateral assets and principal cash, as defined in the applicable CLO indentures, our publicly-traded BDCs pay management fees based on gross assets (including assets acquired with leverage), net of cash, and DoubleLine funds typically pay management fees based on NAV. As compared with AUM, management fee-generating AUM generally excludes the following:

◦	Differences between AUM and either committed capital or cost basis for most closed-end funds, other than for closed-end funds that pay management fees based on NAV and leverage, as applicable;

◦	Undrawn capital commitments to closed-end funds that have not yet commenced their investment periods;

◦	Undrawn capital commitments to funds for which management fees are based on drawn capital, NAV or cost basis;

◦	Oaktree’s general partner investments in management fee-generating funds;

◦	Funds that are no longer paying management fees and co-investments that pay no management fees; and

◦	Differences between AUM and fee basis for DoubleLine funds.

•
Incentive-creating assets under management (“incentive-creating AUM”) refers to the AUM that may eventually produce incentive income. It generally represents the NAV of our funds for which we are entitled to receive an incentive allocation, excluding CLOs and investments made by us and our employees and directors (which are not subject to an incentive allocation), gross assets (including assets acquired with leverage), net of cash, for our publicly-traded BDCs, and our pro-rata portion of DoubleLine’s incentive-creating AUM. All funds for which we are entitled to receive an incentive allocation are included in incentive-creating AUM, regardless of whether or not they are currently above their preferred return or high-water mark and therefore generating incentives. Incentive-creating AUM does not include undrawn capital commitments.

Distributable earnings is a non-GAAP performance measure derived from our non-GAAP results that we use to measure our earnings at the Operating Group level without the effects of the consolidated funds for the purpose of, among other things, assisting in the determination of equity distributions from the Operating Group. However, the declaration, payment and determination of the amount of equity distributions, if any, is at the sole discretion of our board of directors, which may change our distribution policy at any time.
Distributable earnings and distributable earnings revenues differ from ANI in that they exclude investment income or loss and include the receipt of investment income or loss from distributions by our investments in funds. Additionally, any impairment charges on our CLO investments included in ANI are, for distributable earnings purposes, amortized over the remaining investment period of the respective CLO, in order to align with the timing of expected cash flows. In addition, distributable earnings differs from ANI in that make-whole premium charges related to the repayment of debt are included in ANI, but for distributable earnings purposes are amortized through the original maturity date of the repaid debt. Finally, distributable earnings differs from ANI in that it is net of Operating Group income taxes and excludes non-cash equity-based compensation expense.
Distributable earnings–OCG, or distributable earnings per Class A unit, a non-GAAP performance measure, is calculated to provide Class A unitholders with a measure that shows the portion of distributable earnings attributable to their ownership.  Distributable earnings-OCG represents distributable earnings, including the effect of (a) the OCGH non-controlling interest, (b) expenses, such as current income tax expense, applicable to OCG or its Intermediate Holding Companies and (c) amounts payable under a tax receivable agreement.  The income tax expense included in distributable earnings-OCG represents the implied current provision for income taxes calculated using an approach similar to that which is used in calculating the income tax provision for adjusted net income-OCG.
Economic net income (“ENI”) is a non-GAAP performance measure that we use to evaluate the financial performance of our business by applying the mark-to-market approach instead of the GAAP revenue recognition approach for incentive income. ANI follows GAAP, except incentive income is recognized when the underlying fund distributions are known or knowable as of the respective quarter end, as opposed to the probable that significant reversal will not occur criteria under GAAP. The mark-to-market approach followed by ENI recognizes incentive income as if the funds were liquidated at their reported values as of the date of the financial statements. ENI is computed by adjusting ANI for the change in accrued incentives (fund level), net of associated incentive income compensation expense, during the period.
Economic net income revenues is a non-GAAP measure applying the mark-to-market approach, instead of the GAAP revenue recognition approach, for incentive income, and reflects the adjustments described above and under the definition of ANI.
Economic net income–OCG, or economic net income per Class A unit, a non-GAAP performance measure, is calculated to provide Class A unitholders with a measure that shows the portion of ENI attributable to their ownership. Economic net income-OCG represents ENI, including the effect of (a) the OCGH non-controlling interest, (b) other income or expenses, such as income tax expense, applicable to OCG or its Intermediate Holding Companies and (c) any Operating Group income taxes attributable to OCG.  The income tax expense included in economic net income-OCG represents the implied provision for income taxes calculated using an approach similar to that which is used in calculating the income tax provision for adjusted net income-OCG.
Fee-related earnings (“FRE”) is a non-GAAP performance measure that we use to monitor the baseline earnings of our business. FRE is derived from our non-GAAP results and is comprised of management fees (“fee-related earnings revenues”) less operating expenses other than incentive income compensation expense and non-cash equity-based compensation expense. FRE is considered baseline because it excludes all non-management fee revenue sources and applies all cash compensation and benefits other than incentive income compensation expense, as well as all general and administrative expenses, to management fees, even though those expenses also support the generation of incentive and investment income. FRE is presented before income taxes.
Fee-related earnings–OCG, or fee-related earnings per Class A unit, is a non-GAAP performance measure calculated to provide Class A unitholders with a measure that shows the portion of FRE attributable to their ownership. Fee-related earnings–OCG represents FRE including the effect of (a) the OCGH non-controlling interest, (b) other income or expenses, such as income tax expense, applicable to OCG or its Intermediate Holding Companies and (c) any Operating Group income taxes attributable to OCG. Fee-related earnings–OCG income taxes is calculated excluding any incentive income or investment income (loss).
Incentive income is generally recognized for our closed-end funds only after the fund has distributed all contributed capital plus an annual preferred return (commonly referred to as the European-style waterfall) and, for our evergreen funds, on an annual basis up to 20% of the year’s profits, subject to a high-water mark or hurdle rate. Incentive income also includes the portion of the performance fees attributable to our minority equity interest in DoubleLine earned in the period.
Management fees are recognized over the period in which our investment advisory services are performed and includes the portion of the net earnings from management fees attributable to our minority equity interest in DoubleLine.

EXHIBIT A
Use of Non-GAAP Financial Information
Oaktree discloses certain non-GAAP financial measures in this earnings release. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are presented below. Management makes operating decisions and assesses the performance of Oaktree’s business based on these non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, net income, net income per Class A unit or other financial measures presented in accordance with GAAP.
Reconciliation of GAAP to Non-GAAP Results
The following table reconciles net income attributable to Oaktree Capital Group, LLC to adjusted net income, fee-related earnings and distributable earnings.

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in thousands)
Net income attributable to Oaktree Capital Group, LLC	$194,705	$—	$194,705	$231,494	$—	$231,494
Incentive income (1)	1,407	—	1,407	(13,653)	—	(13,653)
Incentive income compensation (1)	(1,407)	—	(1,407)	13,653	—	13,653
Investment income (2)	(21,814)	—	(21,814)	(30,613)	—	(30,613)
Equity-based compensation (3)	13,626	—	13,626	5,698	—	5,698
Foreign-currency hedging (4)	1,496	—	1,496	1,453	—	1,453
Acquisition-related items (5)	(924)	—	(924)	1,838	—	1,838
Income taxes (6)	42,519	—	42,519	215,442	—	215,442
Non-Operating Group (income) expenses (7)	1,176	—	1,176	(144,143)	—	(144,143)
Non-controlling interests (7)	341,590	—	341,590	419,931	—	419,931
Adjusted net income	572,374	—	572,374	701,100	—	701,100
Incentive income	(355,152)	(4,726)	(359,878)	(731,224)	(4,179)	(735,403)
Incentive income compensation	169,683	—	169,683	402,828	—	402,828
Investment income	(221,377)	66,131	(155,246)	(249,225)	71,493	(177,732)
Equity-based compensation (8)	50,098	—	50,098	53,639	—	53,639
Interest expense, net of interest income	31,845	—	31,845	26,375	—	26,375
Other (income) expense, net	8,392	—	8,392	20,364	—	20,364
Fee-related earnings	255,863	61,405	317,268	223,857	67,314	291,171
Incentive income	355,152	4,726	359,878	731,224	4,179	735,403
Incentive income compensation	(169,683)	—	(169,683)	(402,828)	—	(402,828)
Receipts of investment income from funds (9)	66,390	—	66,390	128,468	—	128,468
Receipts of investment income from companies	63,700	(63,700)	—	67,995	(67,995)	—
Interest expense, net of interest income	(31,845)	—	(31,845)	(26,375)	—	(26,375)
Other (income) expense, net	(8,392)	—	(8,392)	1,598	—	1,598
Operating Group income taxes	(4,635)	—	(4,635)	(7,632)	—	(7,632)
Distributable earnings	$526,550	$2,431	$528,981	$716,307	$3,498	$719,805

(1)
This adjustment adds back the effect of timing differences associated with the recognition of incentive income and incentive income compensation expense between adjusted net income and net income attributable to OCG.

(2)
This adjustment adds back the effect of differences in the recognition of investment income related to corporate investments in CLOs which under GAAP are marked-to-market but for ANI are accounted for at amortized cost, subject to impairment.

(3)
This adjustment adds back the effect of equity-based compensation expense related to unit grants made before our initial public offering, which is excluded from adjusted net income and fee-related earnings because it is a non-cash charge that does not affect our financial position.

(4)
This adjustment adds back the effect of timing differences associated with the recognition of unrealized gains and losses related to foreign-currency hedging between adjusted net income and net income attributable to OCG.

(5)
This adjustment adds back the effect of acquisition-related items associated with the amortization of intangibles and changes in the contingent consideration liability, which are excluded from adjusted net income.

(6)	Because adjusted net income and fee-related earnings are pre-tax measures, this adjustment adds back the effect of income tax expense.

(7)
Because adjusted net income and fee-related earnings are calculated at the Operating Group level, this adjustment adds back the effect of items applicable to OCG, its Intermediate Holding Companies or non-controlling interests.

(8)
This adjustment adds back the effect of equity-based compensation expense related to unit grants made after our initial public offering, which is excluded from fee-related earnings because it is non-cash in nature and does not impact our ability to fund our operations.

(9)
This adjustment reflects the portion of distributions received from funds characterized as receipts of investment income or loss. In general, the income or loss component of a distribution from a fund is calculated by multiplying the amount of the distribution by the ratio of our investment’s undistributed income or loss to our remaining investment balance. In addition, if the distribution is made during the investment period, it is generally not reflected in distributable earnings until after the investment period ends.

The following table reconciles net income attributable to Oaktree Capital Group, LLC to adjusted net income-OCG, fee-related earnings-OCG and distributable earnings-OCG.

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in thousands)
Net income attributable to Oaktree Capital Group, LLC	$194,705	$—	$194,705	$231,494	$—	$231,494
Impact of the Tax Act	—	—	—	—	33,178	33,178
Incentive income attributable to OCG (1)	407	—	407	(6,004)	—	(6,004)
Incentive income compensation attributable to OCG (1)	(407)	—	(407)	6,004	—	6,004
Investment income attributable to OCG (2)	(8,807)	—	(8,807)	(12,608)	—	(12,608)
Equity-based compensation attributable to OCG (3)	5,512	—	5,512	2,341	—	2,341
Foreign-currency hedging attributable to OCG (4)	572	—	572	618	—	618
Acquisition-related items attributable to OCG (5)	(372)	—	(372)	759	—	759
Non-controlling interests attributable to OCG (5)	(886)	—	(886)	(903)	—	(903)
Adjusted net income-OCG (6)	190,724	—	190,724	221,701	33,178	254,879
Impact of the Tax Act	—	—	—	—	(2,127)	(2,127)
Incentive income attributable to OCG	(143,595)	(1,912)	(145,507)	(300,718)	(1,723)	(302,441)
Incentive income compensation attributable to OCG	68,609	—	68,609	165,669	—	165,669
Investment income attributable to OCG	(89,698)	26,750	(62,948)	(102,644)	29,450	(73,194)
Equity-based compensation attributable to OCG (7)	20,267	—	20,267	22,089	—	22,089
Interest expense, net of interest income attributable to OCG	13,002	—	13,002	10,720	—	10,720
Other (income) expense attributable to OCG	3,400	—	3,400	8,474	—	8,474
Non-fee-related earnings income taxes attributable to OCG (8)	26,238	(9,427)	16,811	29,205	(10,765)	18,440
Fee-related earnings-OCG (6)	88,947	15,411	104,358	54,496	48,013	102,509
Incentive income attributable to OCG	143,595	1,912	145,507	300,718	1,722	302,440
Incentive income compensation attributable to OCG	(68,609)	—	(68,609)	(165,669)	—	(165,669)
Receipts of investment income from funds attributable to OCG	26,879	—	26,879	52,923	—	52,923
Receipts of investment income from companies attributable to OCG	25,784	(25,784)	—	28,041	(28,041)	—
Interest expense, net of interest income attributable to OCG	(13,002)	—	(13,002)	(10,720)	—	(10,720)
Other (income) expense attributable to OCG	(3,400)	—	(3,400)	(144,409)	145,063	654
Non-fee-related earnings income taxes attributable to OCG (8)	(26,238)	9,427	(16,811)	(29,205)	10,765	(18,440)
Distributable earnings-OCG income taxes	(11,939)	—	(11,939)	(5,394)	—	(5,394)
Tax receivable agreement	(20,469)	—	(20,469)	(21,608)	—	(21,608)
Income taxes of Intermediate Holding Companies	37,884	—	37,884	207,810	(176,117)	31,693
Distributable earnings-OCG (6)	$179,432	$966	$180,398	$266,983	$1,405	$268,388

(1)
This adjustment adds back the effect of timing differences associated with the recognition of incentive income and incentive income compensation expense between adjusted net income-OCG and net income attributable to OCG.

(2)
This adjustment adds back the effect of differences in the recognition of investment income related to corporate investments in CLOs which under GAAP are marked-to-market but for ANI are accounted for at amortized cost, subject to impairment.

(3)
This adjustment adds back the effect of equity-based compensation expense attributable to OCG related to unit grants made before our initial public offering, which is excluded from adjusted net income-OCG and fee-related earnings-OCG because it is a non-cash charge that does not affect our financial position.

(4)
This adjustment adds back the effect of timing differences associated with the recognition of unrealized gains and losses related to foreign-currency hedging between adjusted net income-OCG and net income attributable to OCG.

(5)
This adjustment adds back the effect of (a) acquisition-related items associated with the amortization of intangibles and changes in the contingent consideration liability and (b) non-controlling interests, which are both excluded from ANI.

(6)
Adjusted net income-OCG, fee-related earnings-OCG and distributable earnings-OCG are calculated to evaluate the portion of adjusted net income, fee-related earnings and distributable earnings attributable to Class A unitholders. These measures are net of income taxes and other income or expenses applicable to OCG or its Intermediate Holding Companies.

(7)
This adjustment adds back the effect of equity-based compensation expense attributable to OCG related to unit grants made after our initial public offering, which is excluded from fee-related earnings-OCG, because it is non-cash in nature and does not impact our ability to fund our operations.

(8)
This adjustment adds back income taxes associated with incentive income, incentive income compensation expense or investment income or loss, which are not included in the calculation of fee-related earnings-OCG.

The following table reconciles GAAP revenues to adjusted revenues, fee-related earnings revenues and distributable earnings revenues.

	Year Ended December 31, 2016			Year Ended December 31, 2017
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
	(in thousands)
GAAP revenues	$1,125,746	$—	$1,125,746	$1,469,767	$—	$1,469,767
Consolidated funds (1)	57,737	—	57,737	100,920	—	100,920
Incentive income (2)	1,407	—	1,407	(13,653)	—	(13,653)
Investment income (3)	177,312	—	177,312	170,676	—	170,676
Adjusted revenues	1,362,202	—	1,362,202	1,727,710	—	1,727,710
Incentive income	(355,152)	(4,726)	(359,878)	(731,224)	(4,179)	(735,403)
Investment income	(221,377)	66,131	(155,246)	(249,225)	71,493	(177,732)
Fee-related earnings revenues	785,673	61,405	847,078	747,261	67,314	814,575
Incentive income	355,152	4,726	359,878	731,224	4,179	735,403
Receipts of investment income from funds	66,390	—	66,390	128,468	—	128,468
Receipts of investment income from companies	63,700	(63,700)	—	67,995	(67,995)	—
Distributable earnings revenues	$1,270,915	$2,431	$1,273,346	$1,674,948	$3,498	$1,678,446

(1)
This adjustment adds back the amounts attributable to the consolidated funds that were eliminated in consolidation, the reclassification of gains and losses related to foreign-currency hedging activities from general and administrative expense to revenues, and the elimination of non-controlling interests from adjusted revenues.

(2)	This adjustment adds back the effect of timing differences associated with the recognition of incentive income between adjusted revenues and GAAP revenues.

(3)
This adjustment reclassifies consolidated investment income from other income (loss) to revenues and adds back the effect of differences in the recognition of investment income related to corporate investments in CLOs between adjusted revenues and GAAP revenues.